EXHIBIT 10.2

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$10,000,000.00	January 1, 2016 Tarrytown, New York

FOR VALUE RECEIVED, GENERAL EMPLOYMENT ENTERPRISES, INC., a corporation organized under the laws of the State of Illinois ("GEE"), TRIAD PERSONNEL SERVICES, INC., a corporation organized under the laws of the State of Illinois ("TPS"), BUSINESS MANAGEMENT PERSONNEL, INC., a corporation organized under the laws of the State of Ohio ("BUMPS"), BMPS, INC., a corporation organized under the laws of the State of Ohio ("BMPSOH"), BMCH, INC., a corporation organized under the laws of the State of Ohio ("BMCH"), BMCHPA, INC., a corporation organized under the laws of the Commonwealth of Pennsylvania ("BMCHPA"), and TRIAD LOGISTICS, INC., a corporation organized under the laws of the State of Ohio ("Triad"), SCRIBE SOLUTIONS, INC., a corporation organized under the laws of the State of Florida ("Scribe"), and AGILE RESOURCES, INC., a corporation organized under the laws of the State of Georgia ("Agile"), ACCESS DATA CONSULTING CORPORATION, a corporation organized under the laws of the State of Colorado ("Access Data"), and PALADIN CONSULTING, INC., a corporation organized under the laws of the State of Texas ("Paladin", and individually and collectively with GEE, TPS, BUMPS, BMPSOH, BMCH, BMCHPA, Triad, Scribe, Agile and Access Data, "Borrower"), jointly and severally promise to pay to the order of ACF FINCO I LP, a Delaware limited partnership ("Lender"), at 580 White Plains Road, Suite 610, Tarrytown, New York 10591 or at such other place as Lender may from time to time in writing designate, the principal sum of each Advance made by Lender to Borrower under that certain Loan and Security Agreement between Borrower and Lender dated September 27, 2013, as amended by a First Amendment effective as of December 31, 2013, by a Second Amendment effective as of December 3, 2014, by a Third Amendment, Consent and Waiver dated as of April 1, 2015, by a Fourth Amendment, Consent and Waiver dated as of June 15, 2015, by a Fifth Amendment, Consent and Waiver dated as of August 1, 2015, by a Sixth Amendment, Consent and Waiver dated as of September 18, 2015, by a Seventh Amendment, Consent and Waiver effective as of October 4, 2015, and by an Eighth Amendment, Consent and Waiver effective as of January 1, 2016 (together with all Exhibits and Schedules thereto, as the same may be subsequently amended, extended, restated or otherwise modified, the "Loan Agreement"). The aggregate unpaid principal balance hereof shall not exceed at any time the sum of TEN MILLION AND 00/100 DOLLARS ($10,000,000.00). Unless defined herein, capitalized terms shall have the meanings given such terms in the Loan Agreement.

The entire unpaid principal balance of this Note, all accrued and unpaid interest thereon, all fees, costs and expenses payable in connection with the Revolving Credit, and all other sums due hereunder and under the Loan Documents in connection with the Revolving Credit, shall be due and payable in cash IN FULL on the Termination Date.

Borrower shall pay interest on the outstanding principal amount of this Note to Lender until all Obligations with respect to this Note and the Revolving Credit have been finally and indefeasibly paid to Lender in cash and performed in full. Interest shall accrue daily on the daily unpaid principal amount of this Note, and Borrower shall pay interest to Lender monthly in arrears commencing on the first Banking Day of the calendar month immediately following the Effective Date and on the first Banking Day of each calendar month thereafter. The principal balance of this Note shall bear interest at the rate set forth in Section 3.1 of the Loan Agreement, unless otherwise provided for by the terms of the Loan Agreement.

All repayments or prepayments of principal, all payments of interest and all payments of fees, costs and expenses payable in connection with the Revolving Credit shall be made by Borrower, or credited to the account of Borrower by Lender, pursuant to the terms of the Loan Agreement. Borrower may prepay the indebtedness evidenced by this Note in whole pursuant to, and subject to, the applicable provisions of the Loan Agreement and Loan Documents.

This is the "Revolving Credit Note" referred to in the Loan Agreement and is entitled to the benefit of all of the terms and conditions and the security of all of the security interests and liens granted by Borrower or any other person to Lender pursuant to the Loan Agreement, all collateral security agreements executed and/or delivered by Borrower, and all of the other Loan Documents including, without limitation, supplemental provisions regarding mandatory and/or optional prepayment rights and premiums. This Note amends and restates in its entirety, and is given in replacement of and in substitution for, but not in repayment of, the Revolving Credit Note dated as of September 18, 2015 executed and delivered by Borrower (with the exception of Access Data and Paladin) to Lender.

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The entire unpaid Obligations and Indebtedness evidenced by this Note shall become immediately due and payable (i) without notice, demand or other action by Lender upon the occurrence of any Event of Default that requires immediate payment pursuant to Section 9.3(b) of the Loan Agreement, (ii) following notice, demand or such other action by Lender, if any, as required by the terms of the Loan Agreement, upon the occurrence of any other Event of Default. After the occurrence of any Event of Default, Lender shall have all of the rights and remedies available to Lender as set forth in the Loan Documents, including but not limited to those relating to the enforcement of this Note and the and collection of the Obligations owing in connection with this Note and the Revolving Credit.

The agreements, covenants, Indebtedness, liabilities and Obligations of Borrower set forth in this Note shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of the Revolving Credit is rescinded or must otherwise be restored or returned by Lender by reason of any bankruptcy, reorganization, arrangement, composition or similar proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any other Person, or any Property of Borrower or any other Person, or otherwise, all as though such payment had not been made.

Whenever any payment to be made under this Note shall be stated to be due on a day other than a Banking Day, such payment shall be made on the next succeeding Banking Day and such extension of time shall be included in the computation of any interest then due and payable hereunder.

The undersigned and all other parties who, at any time, may be liable hereon in any capacity waive presentment, demand for payment, protest and notice of dishonor of this Note. This Note and any provision hereof may not be waived, modified, amended or discharged orally, but only by an agreement in writing which is signed by the holder and the party or parties against whom enforcement of any waiver, change, modification, amendment or discharge is sought.

The agreements, covenants, Indebtedness, liabilities and Obligations of Borrower under this Note are joint and several obligations of each of the undersigned. Each of undersigned expressly represents that it is part of a common enterprise and that any financial accommodations by Lender under this Note and under the other Loan Documents are and will be of direct and indirect interest, benefit and advantage to the undersigned.

This Note shall be governed by and construed in accordance with the internal laws of the State of New York, as the same may from time to time be in effect, without regard to principles of conflicts of laws thereof. This Note shall be binding upon Borrower, its successors and assigns, and shall inure to the benefit of Lender, its successors and assigns. Lender shall have the right, without the necessity of any further consent of or other action by Borrower, to sell, assign, securitize or grant participations in all or a portion of Lender's interest in this Note to other financial institutions of Lender's choice and on such terms as are acceptable to Lender in Lender's sole discretion. Borrower shall not assign, exchange or otherwise hypothecate any Obligations under this Note or any other rights, liabilities or obligations of Borrower in connection with this Note, in whole or in part, without the prior written consent of the Lender, and any attempted assignment, exchange or hypothecation without such written consent shall be void and be of no effect.

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IN WITNESS WHEREOF, the undersigned has executed this Note on the day and year first above written.

GENERAL EMPLOYMENT ENTERPRISES, INC.

By:

Name:

Its:

STATE OF	)
) SS.:
COUNTY OF	)

On the ___ day of __________ in the year ____________, before me, the undersigned, a notary public in and for said state, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

TRIAD PERSONNEL SERVICES, INC.

By:

Name:

Its:

STATE OF	)
) SS.:
COUNTY OF	)

On the ___ day of __________ in the year ____________, before me, the undersigned, a notary public in and for said state, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

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BUSINESS MANAGEMENT PERSONNEL, INC.

By:

Name:

Its:

STATE OF	)
) SS.:
COUNTY OF	)

On the ___ day of __________ in the year ____________, before me, the undersigned, a notary public in and for said state, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

BMPS, INC.

By:

Name:

Its:

STATE OF	)
) SS.:
COUNTY OF	)

On the ___ day of __________ in the year ____________, before me, the undersigned, a notary public in and for said state, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

4

BMCH, INC.

By:

Name:

Its:

STATE OF	)
) SS.:
COUNTY OF	)

On the ___ day of __________ in the year ____________, before me, the undersigned, a notary public in and for said state, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

BMCHPA, INC.

By:

Name:

Its:

STATE OF	)
) SS.:
COUNTY OF	)

On the ___ day of __________ in the year ____________, before me, the undersigned, a notary public in and for said state, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

5

TRIAD LOGISTICS, INC.

By:

Name:

Its:

STATE OF	)
) SS.:
COUNTY OF	)

On the ___ day of __________ in the year ____________, before me, the undersigned, a notary public in and for said state, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

SCRIBE SOLUTIONS, INC.

By:

Name:

Its:

STATE OF	)
) SS.:
COUNTY OF	)

On the ___ day of __________ in the year ____________, before me, the undersigned, a notary public in and for said state, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

6

AGILE RESOURCES, INC.

By:

Name:

Its:

STATE OF	)
) SS.:
COUNTY OF	)

On the ___ day of __________ in the year ____________, before me, the undersigned, a notary public in and for said state, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

ACCESS DATA CONSULTING CORPORATION

By:

Name:

Its:

STATE OF	)
) SS.:
COUNTY OF	)

On the ___ day of __________ in the year ____________, before me, the undersigned, a notary public in and for said state, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

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PALADIN CONSULTING, INC.

By:

Name:

Its:

STATE OF	)
) SS.:
COUNTY OF	)

On the ___ day of __________ in the year ____________, before me, the undersigned, a notary public in and for said state, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

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